NET GAIN PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2021
PER-SHARE INFORMATION
Summary of reconciliation of the numerator and denominator used in the calculation of basic and diluted net gain (loss) per common share

	For the Year Ended December 31,
	2021	2020
Numerator: Net increase in net assets resulting from operations	$2,831,050	$2,213,570
Denominator: Weighted-average number of common shares outstanding	10,789,294	10,869,054
Basic and diluted net gain per common share	$0.26	$0.20